GOODWILL	12 Months Ended
Dec. 31, 2020
Intangible Assets [Abstract]
GOODWILL	GOODWILL
In connection with the acquisition of Seabee in 2016, the Company recognized goodwill of $49.8 million. In accordance with IAS 36, Impairment of Assets, the Company performed the annual goodwill impairment test at December 31, 2020. For the purposes of the goodwill impairment test, the recoverable amount of Seabee, which is considered to be the CGU, has been determined to be the FVLCTD.

A discounted cash flow model is used to determine the FVLCTD of Seabee. The projected cash flows are significantly affected by assumptions related to future metal prices, production based on current estimates of Mineral Reserves and recoverable Mineral Resources, future operating costs and capital expenditures, the discount rate and future CAD to USD foreign exchange rates. These inputs are based on management's best estimates of what an independent market participant would consider appropriate. Projected cash flows under the discounted cash flow model are after-tax and discounted using the Company's estimated weighted average cost of capital adjusted for asset specific risks. Commodity prices and the foreign exchange rate used to project cash flows are based on observable market or publicly available data, including forward prices and analyst forecasts.

The discounted cash flow model for Seabee as at December 31, 2020 reflects the CGU's projected future cash flows for the period from 2021 to 2026 using a long-term gold price of $1,561 per ounce and a long-term foreign exchange rate of $1.31 CAD to USD $1.00. The projected future cash flows were discounted using a post-tax real discount rate adjusted for asset specific risks of 4.5%. At December 31, 2020, the calculated recoverable amount of the Seabee CGU exceeded the carrying amount, and therefore no impairment charge has been recognized.
The fair value measurement for the Seabee CGU as at December 31, 2020 is categorized as a Level 3 fair value (note 26(b)) based on the inputs used in the discounted cash flow model.